EXHIBIT 32.1.
                  Certification of Principal Executive Officer
                           Pursuant to 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)


I, Tom Hofer, Chief Executive Officer of Vendalux Corporation (the "Registrant") do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-QSB for the period December 31, 2005 of the Registrant, as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

 (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
 (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                  By: /s/ Tom Hofer
                                   -------------------------------
                                  Tom Hofer
                                    Chief Executive Officer

February 17, 2006

 * A signed original of this written statement required by Section 906 has been provided to Vendalux Corporation and will be retained by Vendalux Corporation and furnished to the Securities Exchange Commission or its staff upon request.

                                                                   Exhibit 32.2

                  Certification of Principal Executive Officer
                           Pursuant to 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)

I, Tom Hofer, Chief Accounting Officer of Vendalux Corporation (the "Registrant") do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-QSB for the period December 31, 2005 of the Registrant, as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

 (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
 (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                   By: /s/ Tom Hofer
                                      -----------------------------------
                                      Tom Hofer
                                      Chief Accounting Officer

February 17, 2006

 * A signed original of this written statement required by Section 906 has been provided to Vendalux Corporation and will be retained by Vendalux Corporation and furnished to the Securities Exchange Commission or its staff upon request.